GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                             BATAVIA, NEW YORK 14020

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 1996
                              --------------------


                  The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation ("Graham") will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 9, 1996 at 11:00 a.m. for the following purposes:

                  1. To elect two directors to hold office until the Annual Meeting of Stockholders in 1999;

                  2. To vote upon a proposal to approve the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value;

                  3. To ratify the appointment of Deloitte & Touche as Graham's independent accountants for the fiscal year ending December 31, 1996; and

                  4. To transact such other business as may properly come before the meeting.

                  Stockholders of record at the close of business on March 25, 1996 are entitled to notice of, and to vote at, the Annual Meeting.

                  A complete list of stockholders entitled to be present and to vote at the Annual Meeting will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of ten days prior to the Annual Meeting, during ordinary business hours, at Graham's offices at 20 Florence Avenue, Batavia, New York 14020.

                                 By Order of the Board of Directors



                                 CORNELIUS S. VAN REES
                                 Secretary

April 5, 1996

                  You are cordially invited to attend the Annual Meeting, but, whether you plan to attend the meeting or not, please date and sign the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States. If you do attend, you may, of course, vote in person.

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                             BATAVIA, NEW YORK 14020

                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 1996



                               GENERAL INFORMATION


GENERAL

         This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 9, 1996 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is April 5, 1996.

RECORD DATE AND VOTING

         At the close of business on March 25, 1996 there were 1,056,772 shares of Graham's common stock outstanding. Stockholders of record at the close of business on March 25, 1996 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or adjournments thereof. The holder of each share of Graham's common stock outstanding at the close of business on March 25, 1996 will be entitled to one vote for each share held of record at the close of business on March 25, 1996 on each matter properly submitted at the Annual Meeting and at any adjournment thereof. The minimum vote required for election of a nominee for director is a plurality of the votes cast by the holders of shares entitled to vote at the meeting. The minimum vote required for approval of any other matter before the meeting is a majority of the votes eligible to be cast by the holders of shares present, in person or by proxy, and entitled to vote.

PROXY CARDS

         If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors, FOR approval of the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting. Under the Company's Certificate of Incorporation and By-laws, unless otherwise required by law, matters such as the ratification of a stock compensation plan, the ratification of independent auditors of the Company and all other matters other than the election of directors shall be determined by a majority of the votes eligible to be cast by the holders of outstanding shares of the Company's common stock present and entitled to vote at the Annual Meeting ("Eligible Votes"), without regard to broker non-votes. Any proxies marked "ABSTAIN" will not be treated as an affirmative or negative vote, but will be used to determine the number which constitutes a majority of Eligible Votes.


REVOCABILITY OF PROXIES

         The presence of a stockholder at this Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a Proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of Graham a duly executed Proxy bearing a later date, or (3) attending this Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

SOLICITATION OF PROXIES

         In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies for this Annual Meeting from the stockholders of Graham personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham. No funds will be paid to any professional solicitor in connection with this Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of March 25, 1996, to the knowledge of Graham based on reports filed with the Securities and Exchange Commission, beneficially owned more than 5% of Graham's outstanding common stock.

                                                                          Amount                      Percent of
         Name and Address of                                              Beneficially                Outstanding
         Beneficial Owner                                                 Owned                       Shares

Frederick D. Berkeley1........................................                 249,5683                       23.3%
Frederick D. Berkeley and
  Alvin L. Snyder, Trustees under
  an agreement dated September 3,
  1985 for the Graham Retirement
  Income Plan1................................................                 68,2022                         6.4%
Aries Hill Corp.
The Cameron Baird Foundation,
Anne S. Baird as Trustee4 . . . . . . . . . . . . ............                  56,950                         5.4%
Wilen Management Corporation5. . . . . . . . . . . .....                        55,600                         5.3%
Josephthal, Lyon & Ross Incorporated6. . . . . . . .....                        61,700                         5.8%
Employee Stock Ownership Plan of
  Graham Corporation1,7.......................................                  87,454                         8.3%
All directors and executive officers
  as a group (11 persons).....................................                 359,6268                       32.2%



1 Address: c/o Graham Corporation, 20 Florence Avenue, Batavia, New York 14020.

2 Messrs. Berkeley and Snyder share voting powers with respect to these shares with each other and share dispositive power with respect to these shares with Graham's Board of Directors.

3 Includes the shares described in footnote 2. Also includes 15,500 shares which Mr. Berkeley may acquire within 60 days upon exercise of stock options and 844 shares held by Chemical Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trustee") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no dispositive power except in limited circumstances. Excluded from Mr. Berkeley's shareholdings as described in this table are shares of Graham's common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited dispositive power with all other ESOP participants.

4 Address: 1350 One M & T Plaza, Buffalo, New York 14203. The stockholders indicated each have sole voting and sole dispositive power with respect to the following numbers of shares: Aries Hill Corp., 7,100 shares; The Cameron Baird Foundation, 49,800 shares; Anne S. Baird as Trustee, 50 shares.

5 Address: 2360 West Joppa Road, Lutherville, Maryland 21093. The stockholder has sole voting and sole dispositive power with respect to all of these shares.

6 Address: 30 Rowes Wharf, Boston, Massachusetts 02110. The stockholder has sole voting and dispositive power with respect to 4,300 of the total number of shares and shared dispositive power but no voting power with respect to the remaining 57,400 shares.

7 The Employee Benefits Committee consisting of members of the Board of Directors administers the ESOP. An unrelated corporate trustee for the ESOP ("ESOP Trustee") has been appointed by the Board of Directors. The Employee Benefits Committee instructs the ESOP Trustee regarding investment of funds contributed to the ESOP. Each member of the Employee Benefits Committee disclaims beneficial ownership of the shares of Common Stock held in the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP Trustee's fiduciary obligations under ERISA. At March 25, 1996, 48,926 shares were allocated to participants and 38,528 shares were unallocated.

8 Includes 59,727 shares which members of the group may acquire within 60 days upon exercise of stock options. Includes 3,194 shares allocated to executive officers under the ESOP, as to which such officers may exercise voting power, but not dispositive power, except in limited circumstances. Also includes unallocated shares held in the ESOP Trust of which the directors who are members of the Company's Employee Benefits Committee have dispositive power.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

              At the Annual Meeting two directors will be elected, each to hold office until the 1999 Annual Meeting and thereafter until the election and qualification of his successor. Unless otherwise instructed as provided on the accompanying Proxy Card, the persons named therein will vote the shares represented by the proxies received by them for the nominees listed below, reserving, however, discretion to vote for the election of any substitute nominated by the Board of Directors in the event any nominee is unable or unwilling to serve. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company.

              The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.


NOMINEES:


                                                                                                    Number of
                                                                                 Years            Shares Owned
                                                               Current          Served            Beneficially,        Percent of
                                            Principal            Term             as a                as of            Outstanding
          Name               Age           Occupation          Expires         Director2         March 25, 1996          Shares
          ----               ---           ----------          -------         --------          --------------          ------

Robert L. Tarnow              71      Former Chairman            1996             15                  4,2003                *
                                      of Goulds Pumps,
                                      Inc.


Cornelius S. Van Rees         66      Of Counsel to              1996             27                  4,7003                *
                                      Thacher Proffitt &
                                      Wood, Attorneys;
                                      previously partner
                                      in Thacher Proffitt
                                      & Wood
















DIRECTORS WITH TERMS CONTINUING
AFTER THE 1996 ANNUAL MEETING

                                                                                                  Number of
                                                                                       Years      Shares Owned
                                                                       Current        Served       Beneficially,       Percent of
                                                 Principal              Term           as a            as of           Outstanding
           Name                  Age             Occupation1           Expires       Director2    March 25, 1996         Shares
           ----                  ---             ----------            -------       --------     --------------         ------


Frederick D. Berkeley4           67       Chairman, President           1997            41            249,5686            23.3%
                                          and Chief Executive
                                          Officer of Graham5


Jerald D. Bidlack                60       President, Griffin            1998            11              5,5003              *
                                          Automation, Inc.;
                                          previously Vice
                                          Chairman, Moog Inc.
                                          and President,
                                          International Group



Alvaro Cadena                    52       President and Chief           1997             3             11,8627            1.1%
                                          Operating Officer,
                                          Graham Manufacturing
                                          Co., Inc.; Vice
                                          President of Graham



Philip S. Hill4                  74       Partner, Hill, Ullman         1998            28             23,5673            2.2%
                                          & Erwin, Attorneys



All Directors and
executive officers
as a group (11 persons)                                                                               359,6268           32.2%




*  Less than 1% of the outstanding shares of common stock.

1 In addition, Mr. Bidlack presently serves on the board of Bush Industries, Inc., which has securities registered under Section 12 of the Securities Exchange Act of 1934.

2 Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

3 Includes 4,000 shares which may be acquired within 60 days upon exercise of stock options.

4 Messrs. Berkeley and Hill are brothers-in-law.

5 Mr. Berkeley served as Chairman, President and Chief Executive Officer of
  Graham's predecessor, Graham Manufacturing Co., Inc., until 1983.

6 Refer to Footnote 3 on page 3.

7 Includes 9,800 shares that may be acquired within 60 days by exercising stock options and 639 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

8 Includes 59,727 shares which may be acquired within 60 days upon exercise of stock options and 3,194 shares held by Chemical Bank as trustee for the ESOP Trust and allocated to each individual's account as to which each individual has sole voting power but no dispositive power except in limited circumstances. Also includes unallocated shares of common stock held by the ESOP Trustee over which the directors who are members of the Company's Employee Benefits Committee have dispositive power.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

         During 1995, the Board of Directors of Graham held a total of four meetings. Graham's Board of Directors has five committees, as follows:

1.       EXECUTIVE COMMITTEE

                  Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Executive Committee of Graham held five meetings during 1995.

2.       AUDIT COMMITTEE

                  It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. The members of the Audit Committee are Messrs. Hill (Chairman), Bidlack, Tarnow and Van Rees. The Audit Committee of Graham held one meeting during 1995.

3.       COMPENSATION COMMITTEE

                  The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1989 Stock Option and Appreciation Rights Plan and the 1995 Incentive Plan to Increase Shareholder Value, subject to stockholder approval of such plan. The members of the Compensation Committee are Messrs. Bidlack (Chairman), Hill, Tarnow and Van Rees. The Compensation Committee of Graham held four meetings during 1995.

4.       EMPLOYEE BENEFITS COMMITTEE

                  The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated. The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan..

                  The members of the Employee Benefits Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Employee Benefits Committee of Graham held no meetings in 1995.

5.       NOMINATING COMMITTEE

                  Graham's Board of Directors established a Nominating Committee in February 1996. Previously, the Board of Directors itself performed the functions which would otherwise be performed by a nominating committee, including nominations of directors for the 1996 Annual Meeting. The Nominating Committee will make its first nominations thereafter. It has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. Stockholders may recommend individuals for consideration by the Nominating Committee as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than February 1 preceding any year's Annual Meeting of Stockholders.

                  The members of the Nominating Committee are Messrs. Van Rees (Chairman), Berkeley and Hill.

MEETING ATTENDANCE

                  A total of fourteen meetings of the Board of Directors of Graham and of the Committees of the Board were held on nine dates during 1995 and all directors but one attended all meetings of the Board and of Committees of which they were members. One director was absent from one Board meeting on one date.


DIRECTORS' FEES

                  No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

                  Non-employee directors receive an annual fee of $8,000 for service on the Board. They also receive a fee of $1,000 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $500 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the normal fee is paid for each other meeting. Each of the two non-employee directors who are members of the Executive Committee also received an annual fee of $8,000 for such service.

                  Each director not residing within 50 miles of the place of any meeting is entitled to receive reimbursement for reasonable expenses incurred in attending a meeting.

                  Pursuant to the 1989 Stock Option and Appreciation Rights Plan of Graham Corporation ("Option Plan"), each non-employee director of Graham is granted an option to purchase 4,000 shares of Graham's common stock upon becoming a member of the Board of Directors.

                  Subject to approval by Graham's shareholders of the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan"), each non-employee director of Graham has been granted, annually for four years, an option to purchase 1,500 shares of Graham's common stock.

                               EXECUTIVE OFFICERS

         The following table sets forth information regarding Named Executive Officers of Graham identified on the Summary Compensation Table on page 8 herein as of March 25, 1996 and their beneficial ownership of Graham Common Stock.


                                                                                            Shares Owned           Percent of
                                                                               Years of     Beneficially As Of     Outstanding
          Name                 Age       Principal Occupation Since 1991        Service     March 25, 1996         Shares
          ----                 ---       -------------------------------        -------     --------------         ------

Frederick D. Berkeley          67      Chairman, President and Chief              45              249,5681              23.3%
                                       Executive Officer


Alvaro Cadena                  52      President & Chief Operating                26               11,8622              1.1%
                                       Officer, Graham Manufacturing
                                       Co., Inc.("GMC"); Vice President
                                       of Graham

J. Ronald Hansen               48      Vice President-Finance and                  3                2,0953                *
                                       Administration and Chief
                                       Financial Officer; previously Vice
                                       President-Finance and Chief
                                       Financial Officer of Al Tech
                                       Specialty Steel Corporation

Joseph P. Gorman               52      Vice President-Sales of GMC                26                6,6564                *

Stephen P. Northrup            44      Vice President-Engineering of              22                6,0435                *
                                       GMC; previously Vice President-
                                       Operations of GMC



* Less than 1% of the outstanding shares of common stock.

1 Includes 15,500 shares which may be acquired within 60 days upon exercise of stock options, 844 shares held by Chemical Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trustee") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no investment power except in limited circumstances, and 68,202 shares owned jointly as co-trustee of the Graham Retirement Income Plan Trust. Excluded from Mr. Berkeley's shareholdings ar shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited investment power with all other ESOP participants. Mr. Berkeley is a member of the Company's Employee Benefits Committee and shares dispositive power over such unallocated stock with other members of that Committee.

2 Includes 9,800 shares that may be acquired within 60 days by exercising stock options and 639 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no investment power except in limited circumstances.

3 Includes 1,727 shares that may be acquired within 60 days by exercising stock options and 168 shares held by the ESOP Trustee and allocated to Mr. Hansen's account as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.

4 Includes 5,600 shares that may be acquired within 60 days by exercising stock options and 400 shares held by the ESOP Trustee and allocated to Mr. Gorman's account as to which Mr. Gorman has sole voting power but no investment power except in limited circumstances.

5 Includes 5,600 shares that may be acquired within 60 days by exercising stock options and 443 shares held by the ESOP Trustee and allocated to Mr. Northrup's account as to which Mr. Northrup has sole voting power but no investment power except in limited circumstances.





         The Company's directors, certain of its officers, and any persons holding more than ten percent of the Company's common stock are required to file reports of their ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). One report for each of Mr. Berkeley and Mr. Hansen relating to one event for each was filed after the date on which it was due and two reports for Mr. Cadena relating to one event each were filed after the respective dates on which they were due. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and its ten percent holders and copies of the reports that they have filed with the SEC.

                       COMPENSATION OF EXECUTIVE OFFICERS


          The following table (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the four most highly compensated executive officers other than the CEO, whose total salary and bonus exceeded $100,000 and who were serving as executive officers at December 31, 1995 ("Named Executive Officers"). Graham did not pay to any of the Named Executive Officers in 1993, 1994 or 1995 compensation required to be disclosed in columns (e), (f) or (h) of the Summary Compensation Table pursuant to Item 402 of SEC Regulation S-K. Consequently, those columns have been omitted.

                                            SUMMARY COMPENSATION TABLE


                                                 Annual Compensation
          (a)                               (b)          (c)            (d)                (g)         (i)
          Name                                                                          Securities
          and                                                                           Underlying
          Principal                                                                     Options/     All Other
          Position                          Year     Salary ($)1       Bonus ($)        Sars (#)     Compensation($)2,3,4
          --------                          ----     -----------       ---------        ----------   ---------------


         Frederick D. Berkeley              1995     284,153             -0-            4,700             94,4205
         Chairman, President                1994     192,760             -0-             -0-              68,245
         and Chief Executive                1993     197,793           15,1846          1,800             78,656
         Officer


         Alvaro Cadena                      1995     186,461             -0-            3,200             17,309
         President &                        1994     134,285             -0-             -0-              14,7517
         Chief Operating                    1993     137,810           26,1186          1,100             19,878
         Officer, Graham
         Manufacturing Co., Inc.
         ("GMC"); Vice President
         of Graham


         J. Ronald Hansen                   1995     141,812             -0-            2,200             12,992
         Vice President-Finance &           1994      99,757             -0-             -0-               9,218
         Administration and Chief           1993      69,0418          17,7096          4,000               -0-
         Financial Officer of Graham


         Joseph P. Gorman                   1995     118,345              -0-           2,200             13,936
         Vice President-Sales of            1994      92,898              -0-            -0-              10,514
         GMC                                1993      93,538           17,3536            800             14,160


         Stephen P. Northrup                1995     120,528              -0-           2,200             10,756
         Vice President-Engineering         1994      92,830              -0-            -0-               7,260
         of GMC                             1993      95,264           17,6736            800             10,837




1 The figures shown include amounts (if any) deferred by the named individual pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named individual's 401(k) account for investment and payment according to the terms of Graham's Incentive Savings Plan. Includes payment of contingent salary amounts which are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. Figures for 1993 and 1994 do not include any contingent salary amounts.

2 Includes premiums paid on insurance policies on each of the Named Executive
  Officers as follows: for Mr. Berkeley in each of 1993, 1994 and 1995, $67,000; for Mr. Cadena in each of 1993, 1994 and 1995, $10,924; for Mr. Hansen in each of 1994 and 1995, $8,240; for Mr. Gorman in each of 1993, 1994 and 1995, $9,600; for
  Mr. Northrup in each of 1993, 1994 and 1995, $6,346.

3 Includes amounts paid to the 401(k) accounts of the Named Executive Officers pursuant to the Graham Corporation Incentive Savings Plan as follows: to Mr. Berkeley's account for 1993 $5,756 and for 1995 $5,130; to Mr. Cadena's account for 1993 $5,292 and for 1995 $4,763; to Mr. Hansen's account for 1995 $3,539; to Mr. Gorman's account for 1993 $3,592 and for 1995 $3,233; to Mr. Northrup's account for 1993 $3,658 and for 1995 $3,292.

4 Includes amounts representing the value of shares allocated pursuant to Graham's ESOP to each Named Executive Officer's account maintained under the ESOP as follows: to Mr. Berkeley shares worth $5,900 for 1993, $1,245 for 1994 and $1,748 for 1995; to Mr. Cadena shares worth $3,662 for 1993, $1,245 for 1994 and $1,622 for 1995; to Mr. Hansen shares worth $978 in 1994 and $1,213 in 1995; to Mr. Gorman shares worth $968 in 1993, $914 in 1994 and $1,103 in 1995; and to Mr.
  Northrup shares worth $833 in 1993, $914 in 1994 and $1,118 in 1995.

5 Includes $19,392 paid as a 45-year long-term service award.

6 Non-cash amounts: 1993 amounts in this column were paid to the Named Executive
  Officers in Graham common stock, after deduction of the amount withheld for tax, based on the closing price of the stock on the American Stock Exchange on March 15, 1994.

7 Includes $2,582 paid as a 25-year long-term service award.

8 Reflects partial-year salary; Mr. Hansen began employment with Graham in May, 1993.

STOCK OPTIONS


                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                                                                        Potential Realizable Value at
                                                                                        Assumed Annual Rates of Stock
                                                Individual Grants                     Price Appreciation for Option Term
- ----------------------------------------------------------------------------------------------------------------------------------

      (a)               (b)              (c)              (d)              (e)              (f)               (g)

                     Number of       % of Total
                    Securities      Options/SARs
                    Underlying       Granted to       Exercise or
                   Options/SARs     Employees in      Base Price       Expiration
Name                Granted (#)     Fiscal Year         ($/Sh)            Date            5% ($)            10%($)
- ----                -----------     -----------         ------            ----            ------            ------


Frederick D.           1,800            6.5%             9.875           2/23/05          11,179            28,392
Berkeley               2,900           10.5%            12.00           10/25/05          21,866            55,462


Alvaro Cadena          1,100            4.0%             9.875           2/23/05           6,831            17,312
                       2,100            7.6%            12.00           10/25/05          15,848            40,162

J. Ronald                800            2.9%             9.875           2/23/05           4,968            12,590
Hansen                 1,4001           5.1%            12.00           10/25/05          10,565            26,775

Joseph P.                800            2.9%             9.875           2/23/05           4,968            12,590
Gorman                 1,4001           5.1%            12.00           10/25/05          10,565            26,775

Stephen P.               800            2.9%             9.875           2/23/05           4,968            12,590
Northrup               1,4001           5.1%            12.00           10/25/05          10,565            26,775



1 Such options were granted conditionally under the 1995 Graham Corporation
  Incentive Plan to Increase Shareholder Value and are subject to stockholder approval of such plan. Such options become exercisable on a date specified by the Compensation Committee, but in no event later than October 25, 2005.


         The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer listed below on December 31, 1995, the last day of fiscal year 1995. No options to purchase Graham's common stock were exercised during 1995 and no stock appreciation rights were granted or outstanding during 1995.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                            Number of Unexercised Options                Value of Unexercised In-the-Money
                                                     at Year-End                               Options at Year End

Name                                   Exercisable            Unexercisable             Exercisable          Unexercisable

Frederick D. Berkeley                    15,500                    -0-                    $29,100                 -0-

Alvaro Cadena                             9,800                    -0-                    $19,013                 -0-

J. Ronald Hansen                          3,200                   3,800                   $13,900               $13,950

Joseph P. Gorman                          5,600                   1,400                   $ 8,100               $ 5,250

Stephen P. Northrup                       5,600                   1,400                   $ 8,100               $ 5,250






PENSION PLANS

                                              U.S. PENSION PLAN TABLE

                                                 Years of Service

Remuneration ($)                     15                  20                  25                  30                   35
- ----------------                     --                  --                  --                  --                   --

 75,000                            18,750              24,998              31,253              37,500               37,500

100,000                            25,000              33,333              41,670              50,000               50,000

125,000                            31,250              41,662              52,088              62,500               62,500

150,0001                           37,500              49,995              62,505              75,000               75,000

180,0001                           45,000              60,000              75,000              90,000               90,000



1 Under applicable law, $150,000 is the maximum amount of compensation that may be used as the basis for determining pension benefits in calendar year 1995.


         The Retirement Income Plan of Graham Corporation is a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"). The portion of 1995 compensation shown in the Summary Compensation Table that is taken into account by the U.S. Retirement Plan for the purpose of calculating future pension benefits is as follows: for Mr. Berkeley $198,740; for Mr. Cadena $139,279; for Mr. Hansen $103,470; for Mr. Gorman $94,534; and for Mr. Northrup $96,278.

         The approximate years of creditable service as of December 31, 1995 of each of the individuals named in the Summary Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Berkeley, 45 years; Mr. Cadena, 26 years; Mr. Hansen, 3 years; Mr. Gorman, 26 years; and Mr. Northrup, 22 years.

         The U.S. Pension Plan Table sets forth straight life annuity amounts without regard to reduction for Social Security benefits; benefits listed in the Table are subject to a deduction of 50% of the eligible employee's estimated primary Social Security benefit.

EMPLOYMENT CONTRACTS

         The Named Executive Officers each have employment contracts with Graham for three-year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to a payment equal to twelve months' salary (non-contingent salary only) upon termination of employment. In some cases, all or a portion of an individual's bonus is payable after termination of employment, depending on contract terms. During 1995, Mr. Berkeley accrued interest on deferred bonus amounts which are payable after termination of employment. At December 31, 1995, the amount of deferred bonus payable to Mr. Berkeley after termination of employment totaled $172,820 and the amount payable to Mr. Gorman after termination of employment totalled $115,387.


SENIOR EXECUTIVE SEVERANCE AGREEMENTS

         Graham has entered into Senior Executive Severance Agreements with certain of its officers. Among them are Messrs. Berkeley, Cadena and Hansen. These agreements, as amended to date, provide that in the event a third person effects a change of control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of Graham's Compensation Committee who served during the fiscal year ending December 31, 1995 were Richard M. Armstrong (who retired from the Board effective May 11, 1995), and Directors Bidlack, Hill, Tarnow and Van Rees. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham. During fiscal year 1995, Mr. Van Rees was Of Counsel to the law firm Thacher Proffitt & Wood, which provided legal services to Graham in 1995. Mr. Berkeley and Mr. Hill are brothers-in-law.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. In exercising these functions in 1995, the Committee has continued to follow the principles it established in the first year of its operation:

                  o to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

                  o to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

                  o to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

         For the third consecutive year, the Committee in 1995 granted no increases in noncontingent salary for Graham's Chief Executive Officer or other executive officers. However, the Committee rescinded the temporary 5% wage reduction that had been in effect for the CEO and other executive officers at the same time the 5% wage reduction was rescinded for all other Graham U.S. employees. In leaving non-contingent compensation for this group unchanged, the factor weighted most heavily by the Committee was the desirability of holding down operating costs in 1995.

         Traditionally, Graham's non-contingent salaries for the CEO and executive officers have been set somewhat below the mid-range of competitive levels. After three years without noncontingent salary increases, such compensation for the CEO and executive officers is now below the median compensation levels for similarly situated executive officers in the industry and region.

         In reaching its decisions regarding executive compensation in 1995, the Committee reviewed a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. In addition, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies selected by Graham management. This industry group included several of the companies in the peer group referred to in the Performance Graph on page 16 of this proxy statement ("Performance Graph Peer Group"). However, the Committee accorded no greater weight to compensation data for Performance Graph Peer Group companies than to data for any other companies in the industry group.

         The Committee took into account the need for the Company to offer compensation within a competitive range, the need to attract management level recruits to the Batavia, New York area and to retain them, as well as management's commitment to the long-term success of the Company. However, these factors, which together with the information provided by the independent consultant were accorded approximately comparable weight in evaluating executive officer compensation, were considered by the Committee, for the third consecutive year, to be outweighed by the immediate need to continue to hold down operating costs.

         In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each Named Executive Officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by Graham Corporation and by each Named Executive Officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Committee annually by the CEO; a target performance-based amount for the CEO is determined by the Committee. The actual amount of performance based pay earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate earnings per share, subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably sized companies and expectations of attainable results under existing market conditions.

         The Committee encourages equity ownership of Graham by the Company's officers. Toward that end, and for the purpose of increasing the incentives for the Company's officers to increase shareholder value, the Committee granted additional stock options to the executive officers of the Company in 1995. No stock appreciation rights, or equity compensation other than these stock options, were granted in 1995.

         This report is furnished by the members of Graham's Compensation
Committee:

                  Jerald D. Bidlack, Chairman
                  Philip S. Hill
                  Robert L. Tarnow
                  Cornelius S. Van Rees

                                  PROPOSAL TWO

APPROVAL OF 1995 INCENTIVE PLAN TO INCREASE SHAREHOLDER VALUE


         The Board of Directors of Graham has adopted the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan") subject to approval by the stockholders of Graham. The Incentive Plan will not take effect, and no options granted under the Incentive Plan will be effective, unless such approval is obtained. The principal provisions of the Incentive Plan are summarized below. The full text of the Incentive Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

         The affirmative vote of a majority of the votes eligible to be cast by the holders of shares of Graham common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Incentive Plan.


PURPOSE OF THE PLAN

         The purpose of the Incentive Plan is to increase shareholder value by promoting the growth and profitability of Graham and its subsidiaries, to attract and retain directors, officers and key management employees of outstanding competence, to provide such directors, officers and key management employees with an equity interest in Graham, and to provide certain directors and key management employees of Graham and its subsidiaries, upon whose efforts Graham is largely dependent for the successful conduct of its business, with an incentive to achieve corporate objectives.

DESCRIPTION OF THE PLAN

         As provided by the terms of the Incentive Plan, 100,000 shares of authorized but unissued Graham common stock (equal to approximately 9.48% of the total number of outstanding shares of Graham common stock) have been reserved for issuance under the Incentive Plan to Eligible Individuals (as hereinafter defined), and an additional 28,000 of such shares (equal to approximately 2.66% of the total number of issued and outstanding shares) have been reserved for issuance to Eligible Outside Directors (as hereinafter defined). The fair market value of the total number of shares reserved under the plan is $1,856,000, based on the closing price of the Company's common stock on March 25, 1996, which was $14.50 per share. Persons eligible to participate include the officers and employees of Graham and its wholly-owned subsidiaries and directors of such subsidiaries who are not members of the Board of Directors of Graham (the "Eligible Individuals"). Members of the Board of Directors of Graham and its subsidiaries who are not Eligible Individuals (the "Eligible Outside Directors") are also granted options as described below. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may, in its discretion, select from among the individuals eligible to participate the persons to whom options will be granted. It is anticipated that options will be granted primarily to officers and key management employees who are in positions having a direct influence on the establishment and achievement of corporate policies and objectives. The Committee has identified 13 individuals whom it considers to be Eligible Individuals, and there are currently 4 Eligible Outside Directors.

         In the case of Eligible Individuals, Incentive Stock Options ("ISOs") may be granted at an exercise price per share determined by the Committee, which shall not be less than the fair market value of a share of Graham common stock on the date the option is granted and NonQualified Stock Options ("NQSOs") may be granted at an exercise per share price determined by the Committee. However, if an ISO is granted to a person who owns more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham, or any parent or subsidiary thereof ("10% Owner"), the exercise price shall not be less than 110% of the fair market value at the date of the grant. Options conditionally granted as of October 26, 1995 have an exercise price per share of $12.00, which is equal to the final quoted sales price of a share of Graham common stock on the consolidated reporting system of the American Stock Exchange on October 26, 1995. An ISO may be exercised at any time during the option period specified by the Committee. In the event of a Tender Offer or a Change in Control, each as defined in the Incentive Plan, any options granted under the Incentive Plan will become automatically exercisable on the date on which such Tender Offer or Change in Control is deemed to have occurred. The expiration date of an ISO may not be later than the earliest of: (1) a date specified by the Committee; (2) the tenth anniversary of the date the option is granted; (3) the last day of the one-year period following the option holder's death or termination of employment with Graham or a subsidiary of Graham on account of disability; (4) the last day of the three-month period following the option holder's termination of employment for other reasons; or (5) in the case of an ISO granted to a 10% Owner, the last day of the five-year period commencing on the date the Option was granted. Without the approval of the Committee, no option holder may dispose of shares acquired pursuant to the exercise of an ISO until after the later of the second anniversary of the date of the grant of his ISO or the first anniversary of the date on which the shares subject to the option were acquired. A NQSO may be exercised at any time during the option period specified by the Committee. The expiration date may not be later than the tenth anniversary of the date the NQSO is granted. In the event of a tender offer for, or a change of control of, Graham, all outstanding options become exercisable as of the commencement of such tender offer or the effective date of such change of control.

         The Incentive Plan does not provide for Stock Appreciation Rights.

         In the case of Eligible Outside Directors, the terms of the Incentive Plan provide for four consecutive annual grants of NQSOs to purchase 1,500 shares of Graham common stock to each director. Thus, following the final annual grant, each director will have been granted, in aggregate, options to purchase 6,000 shares under the Incentive Plan. In the case of individuals who were Eligible Outside Directors on October 26, 1995, the first such options were conditionally granted as of October 26, 1995 at an exercise price of $12.00 per share, which was the final quoted sales price for a share of Graham common stock on the consolidated reporting system of the American Stock Exchange on October 26, 1995; the second, third and fourth grants will be made, by operation of the Incentive Plan, on the next three successive anniversaries of that date, at the final quoted sales price for a share of Graham common stock on the consolidated reporting system of the American Stock Exchange on each such date. With respect to an individual elected as an Eligible Outside Director in the future, the first of the four annual options will be granted on the first day of the month after election to serve as an Eligible Outside Director, and the subsequent three grants will be made on the three successive anniversaries of that date, at an exercise price equal to the fair market value of a share of Graham common stock on the date of each grant. Such options may be exercised at any time during the option period that begins on the date each option is granted and expires on the earliest of: (1) 10 years from the date of grant of each option;
(2) the last day of the three-year period commencing on the date the director ceases to be a director in the case of death, disability or retirement from the Board after age 65; or (3) the last day of the one-year period commencing on the date the director ceases to be a director for other reasons.

         The Board of Directors may amend or terminate the Incentive Plan at any time; provided, however, that any amendment that would materially (1) increase the number of shares that may be issued under the Incentive Plan; (2) increase the benefits accruing under the Incentive Plan; or (3) modify the requirements as to eligibility for options under the Incentive Plan will be subject to approval by the stockholders of Graham. No options may be granted under the Incentive Plan later than October 25, 2005.

         The information set forth under the heading "Stock Options" in this Proxy Statement includes information regarding options that have been granted conditionally, as of October 26, 1995, subject to the approval of the stockholders of Graham.


FEDERAL INCOME TAX CONSEQUENCES

         There are no federal income tax consequences for Graham or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by Graham with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a long-term capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by Graham at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for Graham or the option holder at the time of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"). Graham will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to ISOs and NQSOs that may be granted under the Incentive Plan. However, state and local taxes may also be significant. In addition, any change in applicable law, regulations or policies may have a material effect on the above discussion. Individual tax treatment depends on the particular circumstances of those individuals granted options under the Incentive Plan and such individuals are advised to consult with tax advisors for specific tax advice.

         The following table provides certain information with respect to the stock options which have been granted under the Incentive Plan, subject to stockholder approval. The table specifies the number of options granted to the Named Executive Officers, the nominees for election as a director and any individual who received five percent of the options granted since the Incentive Plan was adopted by the Board of Directors. The options granted under the Incentive Plan were conditionally granted on October 26, 1995 and will expire no later than October 25, 2005.

                                                 NEW PLAN BENEFITS

                                 1995 Incentive Plan to Increase Shareholder Value


Name/Position                                       Dollar Value ($)1                       Number of Options2

Robert L. Tarnow                                            -                                      1,500
Director

Cornelius S. Van Rees                                       -                                      1,500
Director

J. Ronald Hansen                                            -                                      1,400
Vice President-Finance &
Administration; Chief Financial
Officer

Joseph P. Gorman                                            -                                      1,400
Vice President-Sales of Graham
Manufacturing Co., Inc. ("GMC")

Stephen P. Northrup                                         -                                      1,400
Vice President-Engineering of GMC

All Executive Officers as a Group (5                        -                                      7,000
persons)

All Non-Executive Officers as a                             -                                      4,500
Group (4 persons)

All Outside Directors as a Group (4                         -                                      6,000
persons)

Individuals who received 5% of the                          -                                     16,800
options granted under the Incentive
Plan (12 persons)



1 The options granted on October 26, 1995 bear an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. As such, the options had no ascertainable value when granted.

2 The options granted on October 26, 1995 were granted subject to shareholder approval of the Incentive Plan. Such options were granted with an exercise price of $12.00 per share, the closing market price of the Company's common stock as of October 26, 1995. Such options will become exercisable on a date determined by the Compensation Committee, but in no event later than October 25, 2005. The options which may be granted in 1996 and future years are subject to satisfaction of certain service conditions (in the case of Outside Directors) and the exercise of administrative discretion (in the case of officers) and thus are not determinable at this time.

         THE BOARD BELIEVES THAT APPROVAL OF THE INCENTIVE PLAN IS IN THE BEST INTERESTS OF GRAHAM AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE INCENTIVE PLAN. PROXIES SOLICITED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE OR ABSTAIN.

                     COMPARATIVE PERFORMANCE BY THE COMPANY

         This section provides a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the Common Stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index") and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on December 31, 1990 in each of the Common Stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.


    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION
          COMMON STOCK, AMEX MARKET VALUE INDEX AND SELECTED PEER GROUP
                               MANUFACTURERS1,2,3








                                     [GRAPH]












1 The total return for each of the Company's Common Stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

2 The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the AMEX.

3 The Selected Peer Group Manufacturers consists of the following manufacturing companies: American Precision Industries, Duriron Co., Inc., Paul Mueller Co., and Selas Corp. of America.

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the fiscal year ending December 31, 1996. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

         A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.


                                  OTHER MATTERS

         Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.


                              STOCKHOLDER PROPOSALS

         Any stockholder wishing to have a proposal considered for inclusion in Graham's Proxy Statement and form of Proxy relating to the 1997 Annual Meeting of Stockholders must, in addition to satisfying other applicable requirements, set forth such proposal in writing and file it with the Secretary of Graham on or before December 7, 1996.




                                  ANNUAL REPORT

         A copy of the Annual Report of Graham containing financial statements for the year ended December 31, 1995, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

         A copy of Graham's Annual Report on form 10-K is available upon request to the company.

         The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.


                                 By Order of the Board of Directors


                                 Cornelius S. Van Rees
                                 Secretary

                                                                      APPENDIX A
















                    1995 GRAHAM CORPORATION INCENTIVE PLAN TO

                           INCREASE SHAREHOLDER VALUE

                                                 TABLE OF CONTENTS


                                                                                                               PAGE


                                                   ARTICLE I

                                                    PURPOSE

Section 1.1       General Purpose of the Plan.....................................................................1


                                                    ARTICLE II

                                                    DEFINITIONS

Section 2.1       Amendment.......................................................................................1
Section 2.2       Board...........................................................................................1
Section 2.3       Change in Control of Graham Corporation.........................................................1
Section 2.4       Code............................................................................................1
Section 2.5       Committee.......................................................................................1
Section 2.6       Corporation.....................................................................................1
Section 2.7       Disability......................................................................................2
Section 2.8       Disinterested Board Member......................................................................2
Section 2.9       Effective Date..................................................................................2
Section 2.10      Eligible Individual.............................................................................2
Section 2.11      Eligible Outside Director.......................................................................2
Section 2.12      Exercise Price..................................................................................2
Section 2.13      Fair Market Value...............................................................................2
Section 2.14      Graham Corporation..............................................................................2
Section 2.15      Incentive Stock Option..........................................................................2
Section 2.16      Non-Qualified Stock Option......................................................................2
Section 2.17      Option..........................................................................................2
Section 2.18      Option Period...................................................................................2
Section 2.19      Person..........................................................................................2
Section 2.20      Plan............................................................................................2
Section 2.21      Share...........................................................................................2
Section 2.22      Tender Offer....................................................................................2


                                                    ARTICLE III

                                                  ADMINISTRATION

Section 3.1       Committee.......................................................................................3
Section 3.2       Committee Action................................................................................3
Section 3.3       Committee Responsibilities......................................................................3




                                                    ARTICLE IV

                                                   STOCK OPTIONS

Section 4.1       In General......................................................................................3
Section 4.2       Available Shares - Eligible Individuals.........................................................4
Section 4.3       Available Shares - Eligible Outside Directors...................................................4
Section 4.4       Size of Option..................................................................................4
Section 4.5       Exercise Price..................................................................................4
Section 4.6       Option Period...................................................................................4
Section 4.7       Options Granted to Eligible Outside Directors...................................................5
Section 4.8       Method of Exercise..............................................................................5
Section 4.9       Limitations on Options..........................................................................6
Section 4.10      Additional Restrictions on Incentive Stock Options..............................................6


                                                     ARTICLE V

                                       NO APPRECIATION RIGHTS TO BE GRANTED

Section 5.1       In General......................................................................................7


                                                    ARTICLE VI

                                             AMENDMENT AND TERMINATION

Section 6.1       Termination.....................................................................................7
Section 6.2       Amendment.......................................................................................7
Section 6.3       Adjustments in the Event of a Business Reorganization...........................................7


                                                    ARTICLE VII

                                                   MISCELLANEOUS

Section 7.1       Status as an Employee Benefit Plan..............................................................7
Section 7.2       No Right to a Continuation of Service...........................................................8
Section 7.3       Construction of Language........................................................................8
Section 7.4       Governing Law...................................................................................8
Section 7.5       Headings........................................................................................8
Section 7.6       Non-Alienation of Benefits......................................................................8
Section 7.7       Taxes...........................................................................................8
Section 7.8       Approval of Stockholders........................................................................8
Section 7.9       Notices.........................................................................................8

                    1995 GRAHAM CORPORATION INCENTIVE PLAN TO

                           INCREASE SHAREHOLDER VALUE


                                    ARTICLE I

                                     PURPOSE


         Section 1.1       GENERAL PURPOSE OF THE PLAN.
         The purpose of the Plan is to increase shareholder value by promoting the growth and profitability of the Corporation; to provide certain directors and key executives of the Corporation with an incentive to achieve corporate objectives; to attract and retain directors and key executives of outstanding competence; and to provide such directors and executives with an equity interest in the Corporation.


                                   ARTICLE II

                                   DEFINITIONS


         The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
         Section 2.1 AMENDMENT means amendment of this Plan pursuant to section
6.
         Section 2.2 BOARD means the board of directors of Graham Corporation.
         Section 2.3 CHANGE IN CONTROL OF GRAHAM CORPORATION means any of the following events:
                  (a) the reorganization, merger or consolidation of Graham Corporation with one or more other Persons, other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting shares of Graham Corporation;
                  (b) the acquisition of substantially all of the assets of Graham Corporation or more than 25% of the voting shares of Graham Corporation by any Person or by any Persons acting in concert; or
                  (c) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:
                           (i) individuals who were members of the Board on the Effective Date: or
                           (ii) individuals who first became members of the
                                Board after the Effective Date either:
                                    (A) upon election to serve as a member of
                  the Board by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or
                                    (B) upon election by the stockholders of
                  Graham Corporation to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination;
provided, however, that no benefit conferred under the Plan, or under the terms of any Option granted under the Plan, solely as a result of the occurrence of a Change in Control of Graham Corporation shall be conferred upon any Person, or any member of the group of Persons, who makes an acquisition described in section 2.3(b) and for purposes of this proviso, the term Change in Control of Graham Corporation as applied to such a Person shall not include any acquisition made by such Person or by any group of Persons of which he is a member.
         Section 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).
         Section 2.5 COMMITTEE means the Compensation Committee as described in, and subject to the qualifications of, section 3.1.
         Section 2.6 CORPORATION means Graham Corporation and any successor thereto, and, with the prior approval of the Board and subject to such terms and conditions as may be imposed by the Board, any other corporation or other business organization.

         Section 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Corporation which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.
         Section 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who is not currently and has not at any time during the immediately preceding one-year period been an Eligible Individual.
         Section 2.9 EFFECTIVE DATE means October 26, 1995.
         Section 2.10 ELIGIBLE INDIVIDUAL means any individual whom the Committee may determine to be a key employee or director of the Corporation and selected to receive a grant of an Option pursuant to the Plan; provided, however, that no Eligible Outside Director shall be identified as an Eligible Individual.
         Section 2.11 ELIGIBLE OUTSIDE DIRECTOR means a member of the board of directors of the Corporation who is not an employee of the Corporation.
         Section 2.12 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.5 (in the case of Options granted to Eligible Individuals) or section 4.7 (in the case of Options granted to Eligible Outside Directors).
         Section 2.13 FAIR MARKET VALUE means with respect to a Share on a specified date:
                  (a) the final quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or
                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
                  (c) if sections 2.13(a) and (b) are not applicable, the fair market value of a Share as the committee may determine.
         Section 2.14 GRAHAM CORPORATION means Graham Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.
         Section 2.15 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.
         Section 2.16 NON-QUALIFIED STOCK OPTION means a right to purchase Shares (a) that is granted pursuant to section 4.1, that is designated by the Committee to be a Non-Qualified Stock Option and that is not intended to satisfy the requirements of section 422 of the Code, or (b) that is granted pursuant to section 4.7.
         Section 2.17 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.
         Section 2.18 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 4.6 (in the case of Options granted to Eligible Individuals) or section 4.7 (in the case of Options granted to Eligible Outside Directors).
         Section 2.19 PERSON means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization.
         Section 2.20 PLAN means the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value, as amended from time to time. The Plan may be referred to as the "1995 Graham Corporation Incentive Plan to Increase Shareholder Value."
         Section 2.21 SHARE means a share of common stock of Graham Corporation.
         Section 2.22 TENDER OFFER shall have the meaning given to such term under section 14 of the Securities Exchange Act of 1934, as amended; provided, however, that an offer to purchase Shares made directly to the holder of such Shares by any Person, or by any Persons acting in concert, shall not constitute a Tender Offer within the meaning of this section 2.22 unless such offer, if successful, would result in a Change in Control of Graham Corporation; and provided, further, that no benefit conferred under the Plan, or under the terms of any Option granted under the Plan, solely as a result of the commencement of a Tender Offer to purchase Shares shall be conferred upon any Person, or any member of the group of Persons, who makes a Tender Offer to purchase Shares and for purposes of the proviso, the term Tender Offer as applied to such a Person shall not include any offer to purchase Shares made by such Person or by any group of Persons of which he is a member.

                                   ARTICLE III

                                 ADMINISTRATION



         Section 3.1       COMMITTEE.
         The Plan shall be administered by the Compensation Committee of the Board (or any successor committee of the Board), provided that all of the members of the Compensation Committee are Disinterested Board Members. No members of the Compensation Committee other than Disinterested Board Members shall participate in the administration of this Plan.
         Section 3.2       COMMITTEE ACTION.
         The Committee shall hold meetings, at least annually, and may make such administrative rules and regulations as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Corporation and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
         Section 3.3       COMMITTEE RESPONSIBILITIES.
         Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:
                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options to be granted, and the terms and conditions thereof;
                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and
                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                   ARTICLE IV

                                  STOCK OPTIONS


         Section 4.1       IN GENERAL.
         Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. Each Eligible Outside Director shall be granted an Option to purchase Shares in Accordance with section 4.7. Any such Option shall be evidenced by a written document which shall:
                  (a) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;
                  (b) specify the number of Shares subject to the Option;
                  (c) specify the Exercise Price, determined in accordance with section 4.5 (in the case of Options granted to Eligible Individuals or section 4.7 (in the case of Options granted to Eligible Outside Directors), for the Shares subject to the Option;

                  (d) specify the Option Period determined in accordance with section 4.6 (in the case of Options granted to Eligible Individuals) or section 4.7 (in the case of Options granted to Outside Directors);
                  (e) set forth specifically or incorporate by reference the applicable provisions of the Plan; and
                  (f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.
         Section 4.2 AVAILABLE SHARES - ELIGIBLE INDIVIDUALS
         Subject to section 6.3, the maximum aggregate number of Shares with respect to which Options may be granted to Eligible Individuals at any time shall be equal to the excess of:
                  (a) 100,000 Shares; over
                  (b) the sum of:
                           (i) the number of Shares with respect to which
                  Options previously granted to Eligible Individuals under this Plan may then or may in the future be exercised; plus
                           (ii) the number of Shares with respect to which
                  Options previously granted to Eligible Individuals under this Plan have been exercised.
For purposes of this section 4.2, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares. The Shares reserved under this section 4.2 shall be in addition to, and not inclusive of, the Shares reserved under section 4.3.
         Section 4.3 AVAILABLE SHARES - ELIGIBLE OUTSIDE DIRECTORS. Subject to section 6.3, the maximum aggregate number of Shares with respect to which Options may be granted to Eligible Outside Directors at any time shall be equal to the excess of:
                  (a) 28,000 Shares; over
                  (b) the sum of:
                           (i) the number of Shares with respect to which
                  Options previously granted to Eligible Outside Directors under this Plan may then or may in the future be exercised; plus
                           (ii) the number of Shares with respect to which
                  Options previously granted to Eligible Outside Directors under this Plan have been exercised.
For purposes of this section 4.3, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares. The Shares reserved under this section 4.3 shall be in addition to, and not inclusive of, the Shares reserved under section 4.2.
         Section 4.4       SIZE OF OPTION.
         Subject to section 4.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. The number of Shares as to which an Eligible Outside Director will be granted Options shall be determined in accordance with section 4.7.
         Section 4.5       EXERCISE PRICE.
         The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that in the case of an Incentive Stock Option, the Exercise Price per Share shall in no event be less than:
                  (a) if, at the time an Incentive Stock Option is granted, the Person to whom it is granted owns more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham Corporation or any parent or subsidiary thereof, 110% of the Fair Market Value of a Share on the date the Option is granted, and
                  (b) in all other cases, 100% of the Fair Market Value of a Share on the date the Option is granted. The price per share at which an Option granted to an Eligible Outside Director may be exercised shall be determined in accordance with section 4.7.
         Section 4.6 OPTION PERIOD.
         The Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the document evidencing the Option and shall expire on the earliest of:
                  (a) the date specified by the Committee in the document evidencing the Option;
                  (b) in the case of an Incentive Stock Option, the last day of the three-month period commencing on the date of the Option holder's termination of employment with the Corporation other than on account of death or Disability;

                  (c) in the case of an Incentive Stock Option, the last day of the one-year period commencing on the date of the Option holder's death or Disability;
                  (d) in the case of an Incentive Stock Option granted to a Person who, on the date the Option was granted, owned more than 10% of the total combined voting power of all outstanding stock of all classes issued by Graham Corporation or any parent or subsidiary thereof, the last day of the five-year period commencing on the date the Option was granted; and
                  (e) the last day of the ten-year period commencing on the date on which the Option was granted; provided, however, that in the event of a tender Offer or a Change in Control of Graham Corporation while there is outstanding any Option granted to an Eligible Individual with respect to which an Option Period has not commenced, such Option Period shall automatically commence on the earliest date on which the Tender Offer or Change in Control of Graham Corporation is deemed to have occurred. The Option Period during which an Option granted to an Eligible Outside Director may be exercised shall be determined in accordance with section 4.7.
         Section 4.7       OPTIONS GRANTED TO ELIGIBLE OUTSIDE DIRECTORS.
                  (a) As of the Effective Date and on each of the first, second and third anniversaries of the Effective Date, each person who is then an Eligible Outside Director of Graham Corporation shall be granted a NonQualified Stock Option to purchase 1,500 Shares. As of the Effective Date, each person who is then an Eligible Outside Director of a Corporation other than Graham Corporation shall be granted a Non-Qualified Stock Option to purchase 1,000 Shares. An individual who becomes an Eligible Outside Director of Graham Corporation subsequent to the Effective Date shall be granted, as of the first day of the month following the month in which such individual becomes an Eligible Outside Director and on each of the first, second and third anniversaries of such date, a Non-Qualified Stock Option to purchase a number of Shares equal to the excess, if any, of (i) 1,500 over (ii) the sum of (A) the number of Shares with respect to which such individual had previously been granted options to purchase Shares as an officer or employee of the Corporation, plus (B) the number of Shares with respect to which such individual had previously been granted options to purchase Shares as an Eligible Outside Director. An individual who becomes an Eligible Outside Director of a Corporation other than Graham Corporation subsequent to the Effective Date shall be granted, as of the first day of the month following the month in which such individual becomes an Eligible Outside Director, a Non-Qualified Stock Option to purchase a number of Shares equal to the excess, if any, of (i) 1,000 over (ii) the sum of (A) the number of Shares with respect to which such individual had previously been granted options to purchase Shares as an officer or employee of the Corporation, plus (B) the number of Shares with respect to which such individual had previously been granted options to purchase Shares as an Eligible Outside Director. No Option shall be granted under this section 4.7 at a time when the number of Shares available under section 4.3 is less than the number of Shares to be subject to the Option.
                  (b) The price per Share at which an Option granted to an Eligible Outside Director under this section 4.7 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.
                  (c) The Option Period during which an Option granted to an Eligible Outside Director under this section 4.7 may be exercised shall commence on the date the Option was granted and shall expire on the earliest of:
                           (i) the last day of the one-year period commencing on
                  the date the Eligible Outside Director ceases to be a member of the Board for reasons other than on account of death, Disability or retirement as a member of the Board after age 65;
                           (ii) the last day of the three-year period commencing
                  on the date the Eligible Outside Director ceases to be a member of the Board on account of death, Disability or retirement as a member of the Board after age 65; or
                           (iii) the last day of the ten-year period commencing
                  on the date on which the Option was granted.
         Section 4.8       METHOD OF EXERCISE.
                  (a) Subject to the limitations of the Plan and the document evidencing an Option, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Options which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:
                           (i) giving written notice to the Committee, in such
                  form and manner as the Committee may prescribe, of his intent to exercise the Option;

                           (ii) delivering to the Committee full payment for the
                  Shares as to which the Option is to be exercised; and
                           (iii) satisfying such other conditions as may be
                  prescribed in the document evidencing the Option. Payment shall be made in (A) United States dollars in cash or by certified check, money order or bank draft drawn payable to the order of Graham Corporation, (B) Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Option holder and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (C) a combination of United States dollars and such Shares. The date of exercise shall be the date specified in the notice referred to in section 4.8(a)(i), or if no date is specified, the date on which such notice is delivered to the Committee.
                  (b) When the requirements of section 4.8(a) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of Graham Corporation, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 6.3.
         Section 4.9 LIMITATIONS ON OPTIONS.
                  (a) No Eligible Individual shall be granted an Option unless, at the time the Option is granted, each member of the Committee is a Disinterested Board Member.
                  (b) An Option by its terms shall not be transferable by the Option holder other than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Option holder, only by the Option holder.
                  (c) Graham Corporation's obligation to deliver Shares with respect to an Option shall, if the committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Graham Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
         Section 4.10 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.
         In addition to the limitations of section 4.9, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:
                  (a) no Incentive Stock Option shall provide any individual with a right to purchase Shares if that right first becomes exercisable during a prescribed calendar year and if the sum of:
                           (i) The Fair Market Value (determined as of the date
                  of the grant) of the Shares subject to such Incentive Stock Option which first becomes available for purchase during such calendar year; plus
                           (ii) the Fair Market Value (determined as of the date
                  of grant) of all Shares subject to the Incentive Stock Options previously granted to such individual which first become available for purchase during such calendar year;
                           exceeds $100,000; and
                  (b) except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.


                                    ARTICLE V

                      NO APPRECIATION RIGHTS TO BE GRANTED


         Section 5.1       IN GENERAL.
         No stock appreciation rights may be granted pursuant to this Plan.


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION


         Section 6.1       TERMINATION.
         The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date.
         Section 6.2       AMENDMENT.
         The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if and to the extent required by any law, rule or regulation of any governmental unit having jurisdiction over Graham Corporation, or by any private or quasi-governmental body to whose jurisdiction Graham Corporation has chosen to subject itself, the effectiveness of any amendment or revision shall be conditioned on the approval thereof by the stockholders of Graham Corporation.
         Section 6.3       ADJUSTMENTS IN THE EVENT OF A BUSINESS
                           REORGANIZATION.
                  (a) In the event of any merger, consolidation or other business reorganization in which Graham Corporation is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.
                  (b) In the event of any merger, consolidation, or other business reorganization in which Graham Corporation is not the surviving entity:
                           (i) any Options granted under the Plan which remain
                  outstanding may be cancelled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Option holder in advance of the effective date of such event; and
                           (ii) any Option which is not cancelled pursuant to
                  section 6.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.



                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.
         This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.
         Section 7.2       NO RIGHT TO A CONTINUATION OF SERVICE.

         Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any member of the Board any right to a continuation of membership on the board of directors of the corporation or any subsidiary or affiliate thereof or upon any employee any right to a continuation of employment by the Corporation or any subsidiary or affiliate thereof. The continuation of service of any member of the board of directors and the continued employment of any employee shall be subject to the same terms and conditions that would apply from time to time if the Plan had not been adopted.

         Section 7.3       CONSTRUCTION OF LANGUAGE.
         Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.
         Section 7.4       GOVERNING LAW.
         The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.
         Section 7.5       HEADINGS.
         The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.
         Section 7.6       NON-ALIENATION OF BENEFITS.
         The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.
         Section 7.7       TAXES.
         The Corporation shall have the right to deduct from all amounts paid by the Corporation in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Corporation shall have the right to require such Person to pay the Corporation the amount of any tax which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.
         Section 7.8       APPROVAL OF STOCKHOLDERS.
         All Options granted pursuant to Article IV of the Plan shall be conditioned on the approval of the Plan by the stockholders of Graham Corporation on or prior to the date of the first annual meeting of such stockholders. No Option granted under the Plan shall be effective, nor shall any such Option be exercised or any Shares issued or purchased upon exercise, prior to such approval.
         Section 7.9       NOTICES.
         Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
                  (a)      If to the Compensation Committee:
                                    Graham Corporation
                                    20 Florence Avenue
                                    Batavia, New York  14020
                                    Attention: GENERAL COUNSEL
                  (b) If to an Option holder, to the Option holder's address as shown in the Corporation's personnel records.

PROXY 1996

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Jerald D. Bidlack and Philip S. Hill, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 9, 1996 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:

                  1. Election of Directors from the nominees listed below.

                                FOR               AGAINST

Robert L. Tarnow                / /               / /
to serve until 1999


Cornelius S. Van Rees           / /               / /
to serve until 1999




                  2. Approval of the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value.

                           FOR          AGAINST        ABSTAIN
                           / /          / /            / /

                  3. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

                           FOR          AGAINST        ABSTAIN
                           / /          / /            / /


                  4. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES, FOR APPROVAL OF THE 1995 INCENTIVE PLAN TO INCREASE SHAREHOLDER VALUE AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR APPROVAL OF THE 1995 INCENTIVE PLAN TO INCREASE SHAREHOLDER VALUE AND FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Date:_____________________, 1996           _____________________________
Please sign exactly as name(s)
appears on this proxy and return
it promptly whether you plan to
attend the meeting or not.  If you
do attend, you may, of course,
vote in person.  The space below
may be used for any questions or           ______________________________
comments you may have.                        (Signature or Signatures)


                                           / /      To help our preparation for
                                                    the meeting, please check
                                                    here if you plan to attend.

EMPLOYEE BENEFITS COMMITTEE
                                                                   April 9, 1996

Dear Plan Accountholder:

         The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chemical Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 1996 Annual Meeting of Stockholders scheduled to be held on May 9, 1996 ("Annual Meeting").

         The ESOP Trust and the ISP Trust provide that in casting their votes at the 1996 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of March 25, 1996 and the Company Stock Fund of the ISP ("Company Stock Fund") as of March 31, 1996.

         The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to William M. Mercer, Inc. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects William M. Mercer, Inc. to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

         The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 1996 Annual Meeting.

         How your voting instructions counts depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         IF GRAHAM COMMON STOCK WAS ALLOCATED TO YOUR ACCOUNT UNDER THE ESOP TRUST AS OF MARCH 25, 1996:

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of March 25, 1996 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of March 25, 1996. If you do not file the Instruction Card by April 26, 1996 you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.



         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Graham common stock that are not allocated to any individual's account. In general, the ESOP Trustee will be directed to vote the Graham common stock held by the ESOP Trust and not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the reverse side of the Instruction Card, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Graham common stock. For purposes of the ESOP, if you do not file the Instruction Card by April 26, 1996 or if you ABSTAIN as to a proposal, your instructions will not count in voting unallocated Graham common stock. Each individual's instructions are weighted according to the number of shares of Graham common stock allocated to all individuals' accounts as of March 25, 1996.

         IF YOU HAD AN INTEREST IN THE COMPANY STOCK FUND AS OF MARCH 31, 1996:

         In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of March 31, 1996. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of March 31, 1996. For purposes of the ISP, if you do not file the Instruction Card by April 26, 1996 or if you ABSTAIN as to a proposal, your instructions will not count.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 1996 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction

Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 1996 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

         If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (716) 343-2216.

                                            Sincerely,


                                            EMPLOYEE BENEFITS COMMITTEE
                                              OF GRAHAM CORPORATION
Enclosure

NOTE:     THE ENCLOSED CERTIFICATE INDICATES THE NUMBER OF SHARES AWARDED
          TO YOU IN 1995, NOT YOUR TOTAL SHARES WHICH ARE SHOWN ON THE LABEL OF THE ENCLOSED VOTING INSTRUCTION CARD.

GRAHAM CORPORATION                               CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 1996


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of March 25, 1996 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 9, 1996 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated April 5, 1996, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 9, 1996.

                  As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by William M.
Mercer, Inc. by April 26, 1996.

     PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.


ESOP COMMON (as of 3/25/96)
                     PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK.

======================================================================================================
                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE ELECTION OF NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
- ------------------------------------------------------------------------------------------------------
1.  Election of Directors                            2. Approval of the 1995 Graham Corporation
                                                        Incentive Plan to Increase Shareholder Value.

                                  FOR     AGAINST           FOR           AGAINST           ABSTAIN*

    Robert L . Tarnow              / /         / /          / /             / /               / /

    Cornelius S. Van Rees          / /         / /


- ------------------------------------------------------------------------------------------------------


===============================================================================


- -------------------------------------------------------------------------------
   3. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

              FOR           AGAINST           ABSTAIN*

              / /             / /               / /




- -------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
================================================================================

   -                                                                   -        The undersigned hereby instructs the Committee to
                                                                                direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated April 9, 1996, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                DATE



                                                                                SIGNATURE



                                                                                SIGNATURE

    -                                                                  -        Please sign exactly as your name appears on this
                                                                                instruction. Each owner of shares held jointly must
                                                                                sign this voting instruction. If signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please include your full title. Corporate
                                                                                proxies must be signed by an authorized officer.


                                                                                *       For purposes of the unallocated Shares held
                                                                                        by the Employee Stock Ownership Plan,
                                                                                        abstention is equivalent to not voting.

GRAHAM CORPORATION                               CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 1996


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of March 25, 1996 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 9, 1996 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated April 5, 1996, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 9, 1996.

                  As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by William M. Mercer, Inc. by April 26, 1996.

     PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.


ESOP COMMON (as of 3/25/96)              ISP COMMON (as of 3/31/96)
                                      PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK.

========================================================================================================
                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE ELECTION OF NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
- --------------------------------------------------------------------------------------------------------
1.  Election of Directors                            2. Approval of the 1995 Graham Corporation
                                                         Incentive Plan to Increase Shareholder Value.

                                   FOR       AGAINST       FOR           AGAINST           ABSTAIN*

    Robert L . Tarnow              / /         / /         / /             / /               / /

    Cornelius S. Van Rees          / /         / /


- --------------------------------------------------------------------------------------------------------



================================================================================


- --------------------------------------------------------------------------------

 3. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

                 FOR           AGAINST           ABSTAIN*

                 / /             / /               / /




- --------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
==========================================================================

   -                                                                   -        The undersigned hereby instructs the Committee to
                                                                                direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated April 9, 1996, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                DATE



                                                                                SIGNATURE



                                                                                SIGNATURE

    -                                                                  -        Please sign exactly as your name appears on this
                                                                                instruction. Each owner of shares held jointly must
                                                                                sign this voting instruction. If signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please include your full title. Corporate
                                                                                proxies must be signed by an authorized officer.


                                                                                *       For purposes of the unallocated Shares held
                                                                                        by the Employee Stock Ownership Plan,
                                                                                        abstention is equivalent to not voting.